Supplement dated May 14, 2014 to the current Prospectus

John Hancock Global Conservative Absolute Return Fund

(collectively “the Fund”)

The following information supplements the portfolio manager information in the Fund summary section of the Prospectus under the heading “Portfolio management” and the portfolio manager information in the Fund details section of the prospectus under the heading “Subadviser:”

Effective immediately, Ian Pizer, CFA no longer serves as a portfolio manager of the Fund. Accordingly, all references to Ian Pizer, CFA as a portfolio manager on the investment management team of the Fund are removed from the Prospectuses for all share classes of the Fund. Roger Sadewsky will continue as portfolio manager of the Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Bond Trust

Supplement dated May 14, 2014 to the current Statement of Additional Information

John Hancock Global Conservative Absolute Return Fund
(the “Fund”)

Effective immediately, Ian Pizer, CFA no longer serves as a portfolio manager of the Fund. Accordingly, all references to Ian Pizer, CFA as a portfolio manager on the investment management team of the Fund are removed from the Statement of Additional Information. Roger Sadewsky will continue as portfolio manager of the Fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.